UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 5, 2024

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 5, 2024, Credit Acceptance and CAC Warehouse Funding LLC V entered into the Tenth Amendment to the Loan and Security Agreement (“Warehouse Amendment”) with Fifth Third Bank, National Association. The Warehouse Amendment increases the amount of Warehouse Facility V (“the Facility”), one of our revolving secured warehouse facilities, from $200.0 million to $250.0 million and extends the date on which the Facility will cease to revolve from December 29, 2025 to December 29, 2027. The maturity of the Facility was also extended from December 27, 2027 to December 27, 2029. The interest rate on borrowings under the Facility has decreased from Secured Overnight Financing Rate (“SOFR”) plus 245 basis points to SOFR plus 185 basis points. There were no other material changes to the terms of the Facility.

As of December 5, 2024, we did not have a balance outstanding under the Facility.

The above description of the Warehouse Amendment does not purport to be complete and is qualified in its entirety by the Warehouse Amendment, a copy of which is attached as Exhibit 4.165 to this Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On December 5, 2024, we issued a press release regarding the Warehouse Amendment. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.165	Tenth Amendment to Loan and Security Agreement, dated as of December 5, 2024, among the Company, CAC Warehouse Funding LLC V, and Fifth Third Bank, National Association.
99.1	Press release dated December 5, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: December 10, 2024	By:	/s/ Douglas W. Busk
Douglas W. Busk
Chief Treasury Officer